Exhibit 99.2

   3

8              

10 $109mm returned to shareholders during 4Q25 Over 50% (21bp) of organically generated regulatory capital returned to shareholders during 4Q25    

• • • • • • • • • • • • • • • • • • • • 13

• • • • • • • • • • • • • • • • • • • • 16

19 • • • • • • • • • • • • • • • • • •

20 1

0.99% 1.03% 21

22 2Q25 3Q25 4Q25

23 0.11% 0.28% 0.47% 0.88% 0.18% 0.19% 0.16% 0.21% 0.03% 0.10% 0.21% 0.43% 0.47% 0.53% 0.57% 0.62% 0.08% 0.13% 0.25% 0.43% 0.45% 0.43% 0.36% 0.18% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Annualized CRE NCOs / Avg. CRE Loans Cumulative CRE NCOs / Avg. CRE Loans Rolling 4 Qtr Annualized CRE NCOs / Avg. CRE Loans

1Q26 2Q26 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2028 2029 2030 2031 2032 2033 + 30

© 2025 Valley Bank. All rights reserved. Please see www.valley.com for further details.    

Exhibit 99.2

4Q25 Earnings Presentation

January 29, 2026

Valley

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by forward-looking terminology such as "intend," "should," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "would," "could," "typically," "usually," "anticipate," "may," "estimate," "outlook," "project" or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of market interest rates and monetary and fiscal policies of the U.S. federal government and its agencies in connection with prolonged inflationary pressures, which could have a material adverse effect on our clients, our business, our employees, and our ability to provide services to our customers; the impact of unfavorable macroeconomic conditions or downturns, including instability or volatility in financial markets resulting from the impact of tariffs and other trade policies and practices, any retaliatory actions, related market uncertainty, or other factors; U.S. government debt default or rating downgrade; unanticipated loan delinquencies; loss of collateral; decreased service revenues; increased business disruptions or failures; reductions in employment; and other potential negative effects on our business, employees or clients caused by factors outside of our control, such as new legislation and policy changes under the current U.S. presidential administration, any shutdown of the U.S federal government, geopolitical instabilities or events, natural and other disasters, including severe weather events and other climate-related risks, health emergencies, acts of terrorism, or other external events; the impact of any potential instability within the U.S. financial sector or future bank failures, including the possibility of a run on deposits by a coordinated deposit base, and the impact of any actual or perceived concerns regarding the soundness, or creditworthiness, of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including FDIC insurance assessments, or adverse impact on our stock price, deposits or our ability to borrow or raise capital; the impact of negative public opinion regarding Valley or banks in general that damages our reputation and adversely impacts business and revenues; changes in the statutes, regulations, policies, enforcement priorities, or composition of the federal bank regulatory agencies; the loss of or decrease in lower-cost funding sources within our deposit base; investigations, damage verdicts, settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment-related claims, and other matters; a prolonged downturn and contraction in the economy, as well as any decline in commercial real estate values collateralizing a significant portion of our loan portfolio; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law; the inability to grow customer deposits to keep pace with the level of loan growth; a material change in our allowance for credit losses due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; changes in our business, strategy, market conditions or other factors that may negatively impact the estimated fair value of our goodwill and other intangible assets and result in future impairment charges; greater than expected technology-related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; increased competitive challenges and competitive pressure on pricing of our products and services; our ability to stay current with rapid technological changes and evolving legal and regulatory requirements in the financial services industry, including developments relating to the use of artificial intelligence, blockchain, and related regulatory developments, as well as our ability to effectively assess and monitor the effects of, and risks associated with, the implementation and use of such technology; cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of our or our third-party service providers' websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage our systems or networks, and the increasing sophistication of such attacks and use of targeted tactics against the financial services industry; any disruption of our systems and network, or those of our third-party service providers, resulting from events that are wholly or partially beyond our control, including, for example, electrical, telecommunications, or other major service outages, or actions by employees, which may give rise to financial loss or liability; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank, the Consumer Financial Protection Bureau and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; application of heightened regulatory standards for certain large insured national banks, and the expenses we will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to us; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements, or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather and other climate-related risks, pandemics or other public health crises, acts of terrorism or other external events; our ability to successfully execute our business plan and strategic initiatives; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, risk mitigation strategies, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2024. The financial results and disclosures reported in this release are preliminary. Final 2025 financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

4Q 2025 Financial Highlights

	GAAP Reported			Non-GAAP Adjusted [1]		
	4Q25	3Q25	4Q24	4Q25	3Q25	4Q24
Net Income ($mm)	**$195.4**	$163.4	$115.7	**$180.2**	$164.1	$75.7
Return on Average Assets *Annualized*	**1.24%**	1.04%	0.74%	**1.14%**	1.04%	0.48%
Annualized ROATCE [2]	**14.2%**	12.1%	9.2%	**13.1%**	12.1%	6.0%
Efficiency Ratio (Non-GAAP)	--	--	--	**53.5%**	53.4%	57.2%
Diluted Earnings Per Share	**$0.33**	$0.28	$0.20	**$0.31**	$0.28	$0.13
Pre-Provision Net Revenue [3] ($mm)	**$241.8**	$229.1	$195.6	**$251.8**	$238.3	$206.3
PPNR / Average Assets [3] *Annualized*	**1.53%**	1.45%	1.24%	**1.59%**	1.51%	1.31%

- Significant and broad-based core deposit growth supported strong loan growth and a further reduction in higher-cost indirect deposits.
- Continued profitability improvement is ahead of schedule benefiting from NIM expansion and strong fee income growth.
- Credit metrics remain stable as criticized / classified loans continue to decline.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Return on average tangible common equity is a Non-GAAP metric reconciled in Appendix using both GAAP Reported and Non-GAAP Adjusted Net Income to Common Shareholders. [3] Pre-provision net revenue ("PPNR") equals net interest income plus total non-interest income less total non-interest expense.

Strong Balance Sheet Metrics


CRE / TRBC [1]
474%
362%
333%
12/31/23
12/31/24
12/31/25


ACL / Loans
0.93%
1.17%
1.19%
12/31/23
12/31/24
12/31/25


Loans / Deposits
102.0%
97.5%
96.1%
12/31/23
12/31/24
12/31/25


CET 1 / RWA
9.29%
10.82%
10.99%
12/31/23
12/31/24
12/31/25

[1] Commercial Real Estate (including CRE loans held for sale) as defined by joint regulatory guidance to include call codes 1.a (Construction), 1.d (Multifamily), 1.e.2. (Other Non-farm Non-residential, excluding Owner-Occupied) and CRE loans not secured by real estate.

Improving Revenue Growth

Net Interest Income ($mm)


1,665
1,629
1,764
1,860
FY2023
FY 2024
FY 2025
4Q25 annualized

Non-Interest Income ($mm) [1]


Reported
Adjusted
226
219
225
227
262
262
305
305
FY2023
FY 2024
FY 2025
4Q25 annualized

Non-Interest Expense ($mm) [1]


Reported
Adjusted
1,163
1,067
1,106
1,076
1,142
1,103
1,198
1,158
FY2023
FY 2024
FY 2025
4Q25 annualized

Provision for Loan Losses ($mm)


46
309
140
80
FY2023
FY 2024
FY 2025
4Q25 annualized

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

Profitability Metrics Exceed Prior Expectations

Net Interest Margin (FTE, %) [2]



Guidance entering 2025
2.96%
2.85%
3.05%
3.17%
>3.10%
FY2023
FY 2024
FY 2025
4Q25

Adj. PPNR / Avg. Assets (%) [1]



1.34%
1.26%
1.48%
1.59%
>1.50%
FY 2023
FY 2024
FY 2025
4Q25

Adj. Return on Avg. Assets (%) [1]



0.91%
0.55%
0.94%
1.14%
>1.00%
FY 2023
FY 2024
FY 2025
4Q25

Adj. Return on Avg. Tangible Common Equity (%) [1]



12.9%
7.4%
10.9%
13.1%
>11.0%
FY 2023
FY 2024
FY 2025
4Q25

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Net interest margin is presented on a tax equivalent basis using a 21 percent federal tax rate.

Driving Long-Term Value

Shareholder Value Creation vs. Peers [1]


Cumulative Dividends Post-2017
Reported TBV Growth Post-2017 [2]
106%
47%
59%
Peer Median
116%
57%
59%
VLY

Deposit Accounts (000s)


+119%
+24%
65
142
12/31/17
12/31/25
Commercial
440
545
12/31/17
12/31/25
Consumer

Commercial Loan Diversity by Geography [3]


FL & Other
NY & NJ
79%
21%
12/31/17
50%
50%
12/31/25

Enhanced Funding Diversity by Geography


Northeast Branches
Southeast Branches, Specialty & Other
78%
22%
12/31/17
44%
56%
12/31/25

[1] VLY Reported Tangible Book Value ("TBV") growth measured from 12/31/17 to 9/30/25. Peer Median Reported TBV Growth measured from 12/31/17 to 9/30/25. Cumulative dividends reflect dividends declared between 12/31/17 and 9/30/25 for VLY and peers. Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 9/30/2025. [2] Please refer to the Non-GAAP Disclosure in the Appendix. [3] Commercial loans include C&I and Commercial Real Estate, including Construction. Source: S&P Capital IQ Pro and company data.

Strategic Growth Imperatives for 2026

Our Strategic Focus Remains Consistent, Supported by Evolving Initiatives

- Grow Core Deposits
  - Accelerate consumer, small business, and business banking sales efforts to create a high-quality funding engine.
  - Continue to utilize treasury management capabilities to further penetrate commercial deposit opportunities.
  - Leverage existing specialty niches and explore new capabilities (e.g. Partner Banking).
  - Contemplate geographic expansion in targeted growth markets and in contiguous markets experiencing M&A disruption.

- Generate Diverse Loan Growth
  - Continue to attract experienced and sophisticated commercial talent in both existing and compelling new markets.
  - Leverage branding efforts to improve sales effectiveness and realize the benefits of ongoing service model enhancements.
  - Utilize our robust product set to enhance C&I customer acquisition and further penetrate existing relationships.
  - Identify incremental commercial specialty verticals which align with our risk appetite.

- Drive Sustainable Fee Revenue
  - Further expand the utilization of our enhanced treasury management product and service set.
  - Increased capital markets activity from syndication, F/X, and swap perspective.
  - Improve the integration of our wealth offerings with commercial sales efforts.

2026 Financial Outlook

Metric	2025	2026 Expectation	Comments
Gross Loans	$50.1bn	4% - 6% Growth	~10% C&I growth, low single-digit CRE growth, mid single-digit consumer / residential growth.
Total Deposits	$52.2bn	5% - 7% Growth	Broad-based growth across retail, commercial and specialty channels.
CET1 / RWA	10.99%	10.5% - 11.0%	Buyback activity dependent on loan growth.
Net Interest Income	$1,764mm	11% - 13% Growth	Exit 2026 with NIM above 3.30%; solid balance sheet growth, re-pricing tailwinds.
Non-Interest Income (Adj.) [1]	$262mm	6% - 9% Growth	Continuation of deposit service charge run rate; capital markets normalize from elevated 4Q.
Non-Interest Expense (Adj.) [2]	$1,103mm	3.0% - 4.5% Growth	Continue to opportunistically invest in growth-oriented talent, technology, and capabilities while managing overall expense growth.
Net Charge-Offs / Avg. Loans	0.24%	0.15% - 0.20%	Further credit cost normalization.
Provision for Loan Losses	$140mm	$95mm - $115mm	Generally stable ACL / loan ratio ~1.15% - 1.20%.
Effective Tax Rate	20%	23% - 24%	Assumes $58mm of tax credit amortization vs. $42mm in 2025; 2025 includes certain discrete non-core tax benefits.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Excludes tax credit amortization and other non-operating expenses.

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Increased Capital Returns to Shareholders



Tangible Common Equity [1] ($mm's)
$5,364
$188
$(62)
$(47)
$40
$5,484
$109mm returned to shareholders during 4Q25
9/30/25 TCE
Net Income to Common
Common Dividend
4Q25 Buybacks
OCI / Other
12/31/25 TCE



CET1 / RWA
11.00%
0.38%
(0.12%)
(0.09%)
(0.18%)
10.99%
Over 50% (21bp) of organically generated regulatory capital returned to shareholders during 4Q25
9/30/25 CET1 / RWA
Net Income to Common
Common Dividend
4Q25 Buybacks
4Q25 RWA Growth
12/31/25 CET1 / RWA

- CET1 / RWA remained at the high end of our 10.5% - 11.0% target range.
- Improving profitability has resulted in regulatory capital growth beyond what has been needed to support our growth.
- In 4Q25, management utilized this excess capital to buyback stock providing enhanced capital returns for our shareholders.
- Approximately 19mm shares remain under our existing share repurchase plan, and we anticipate managing our capital to support growth expectations while keeping our regulatory capital ratios generally stable.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

Continued Direct Deposit Growth

Deposits by Product ($bn)


$50.1
$51.2
$52.2
25%
12.3
24%
12.3
22%
11.4
23%
11.4
23%
11.7
23%
12.2
52%
26.3
53%
27.2
55%
28.6
12/31/2024
9/30/2025
12/31/2025
Time
Non-Interest
Savings, NOW and money market

Avg. Fed Funds vs. Deposit Costs (%)


4.82%
4.50%
4.50%
4.46%
4.02%
2.94%
2.65%
2.67%
2.69%
2.45%
4Q24
1Q25
2Q25
3Q25
4Q25
Total Cost of Deposits
Average Fed Funds (Upper)

Deposits by Customer Type ($bn)


$50.1
$51.2
$52.2
14%
7.0
11%
5.8
10%
5.4
86%
43.0
89%
45.3
90%
46.8
12/31/2024
9/30/2025
12/31/2025
Direct
Indirect

Cumulative Beta (Current Cycle) [1]


58%
49%
Rate Increase Cycle
(4Q21-2Q24)
Rate Decrease Cycle
(2Q24-4Q25)

[1] Cumulative Beta is measured as the change in Valley's quarterly average deposit cost as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period. Sums may not total due to rounding.

Diversified Deposit Base

Total Deposit Breakdown ($bn)



Traditional Deposits
$34.7
67%
$52.2bn
Specialized Deposits
$12.1
23%
Fully FDIC-Insured Indirect Customer
$5.4
10%

Specialized Deposits by Business Line ($bn)



Nat'l Deposits, Cannabis & Online
$4.0
International Corporate
$1.3
Technology
$1.9
$12.1bn
Healthcare & Other
$1.8
Private Banking & Wealth
$1.7
Association Banking
$1.4

Traditional Deposits[1] ($bn)



New Jersey
$16.8
New York
$6.4
$34.7bn
Other
$2.0
Florida & Alabama
$9.5

Uninsured Deposits & Liquidity ($bn)

Cash & Available Liquidity Stands at 1.7x Adjusted Uninsured Deposits[1]



$24.1
28%
of deposits
$14.6
$22.5
$1.6
Adjusted Uninsured Deposits
Cash & Available Liquidity
Adjusted Uninsured Deposits [2]
High Quality Available Liquidity [3]
Cash on Balance Sheet

[1] Traditional Deposits are primarily comprised of Consumer, Commercial, and Government Deposits serviced in Valley's branch network. [2] Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation. [3] ."High Quality Available Liquidity" includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines. Sums may not total due to rounding. All data as of 12/31/25.

Core Deposit Growth & Diversification

12/31/17

- $18bn Total Deposits
- 78% in Northeast Branches
- 101% Loans / Deposits
- $7bn Commercial Deposits
- $85mm Total Deposits / Branch

12/31/25

- $52bn Total Deposits
- 44% in Northeast Branches
- 96% Loans / Deposits
- $29bn Commercial Deposits
- $227mm Total Deposits / Branch

- Streamlined Deposit Account Opening
- New Specialty Deposit Verticals:
  - International & Technology
  - Association Banking
  - Online Channel
  - Cannabis
  - International & U.S. Private Banking

- Comprehensive Re-Brand
- Enhanced Treasury Platform
- Branch Modernization
- New Markets / Geographies:
  - Westchester, NY
  - California
  - Chicago, IL
  - Staten Island, NY

Expectations for 2026 & Beyond

- Leverage specialty deposit verticals and explore new capabilities
- Penetrate commercial client base with treasury offering to drive deposit growth with specific focus on operating accounts
- Accelerate consumer, small business and business banking sales engine through targeted offerings and bundles across delivery channels
- Assess geographic expansion in compelling markets

Loan Portfolio Detail

Gross Loans ($bn) [1]


$49.3
($0.3)
$0.8
$0.2
$0.1
$50.1
9/30/25
Transactional CRE
Other CRE
C&I
Resi & Consumer
12/31/25

Avg. Fed Funds vs. Loan Yields (%)


6.04%
5.78%
5.88%
5.95%
5.84%
4.82%
4.50%
4.50%
4.46%
4.02%
4Q24
1Q25
2Q25
3Q25
4Q25
Total Loan Yield
Average Fed Funds (Upper)

12/31/2025 Loan Composition [1]


Non Owner-Occupied CRE
23%
Owner-Occupied CRE
13%
Multifamily
17%
CRE
40%
C&I
35%
Other
25%
Construction
5%
C&I
22%
Residential R.E.
12%
Consumer
8%

Cumulative Loan Beta (Current Cycle) [2]


45%
22%
Rate Increase Cycle (4Q21-2Q24)
Rate Decrease Cycle (2Q24-4Q25)

[1] CRE includes multifamily and non-owner occupied CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. [2] Cumulative Loan Beta is measured as the change in Valley's quarterly yield on loans as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period. Sums may not total due to rounding.

Diverse C&I Growth Capabilities

C&I Loans ($bn)


~19% C&I CAGR
since 2017
$2.7
$4.3
$4.8
$6.9
$2.2
$5.8
$0.4
$8.8
$9.2
$9.9
$11.0
'17
'18
'19
'20
'21
'22
'23
'24
'25
Traditional C&I
PPP

12/31/25 C&I Industry Diversity


$11.0bn
Other Working Capital 20%
Real Estate Related 13%
Wholesale Trade 9%
Non-Profit & Condos 7%
Healthcare 7%
Consumer Serv. 7%
Equipment Leasing 7%
Manufacturing 5%
Hospitality, Food Serv. 3%
Professional Services 3%
Finance & Insurance 19%

12/31/25 C&I Geographic Diversity


Other 17%
New Jersey 19%
Illinois 4%
California 5%
South-east & Other 56%
North-east 44%
New York 25%
Florida 30%

Sums may not equal due to rounding

Focused C&I Initiatives Supporting Growth

12/31/17

- $18bn Total Loans
- $2.7bn C&I loans
- 79% of Commercial Loans [1] in Northeast
- C&I / Owner-Occ 24% of Loans

12/31/25

- $50bn Total Loans
- $11.0bn C&I loans
- 50% of Commercial Loans [1] in New York and New Jersey
- C&I / Owner-Occ 35% of Loans

- Capital Call Lines & Fund Finance
- Syndications Group Providing Up-Market Opportunities
- Asset-Based Lending
- Equipment Finance
- Healthcare (Owner-Occupied and C&I)
- Chicago Middle Market
- California Commercial Lending
- Focusing new CRE Originations on Tier 1 Clients With Holistic Banking Relationship

Expectations for 2026 & Beyond

- Continue to recruit experienced and sophisticated commercial talent in both existing and compelling new markets
- Leverage existing product and service offerings including: Treasury Management, Syndications and Other Capital Markets Offerings
- Continue to assess additional C&I verticals
- Amplify re-branding efforts and service model enhancements to improve customer acquisition

[1] Commercial loans include C&I and Commercial Real Estate, including Construction.

Net Interest Income and Margin

Net Interest Income ($mm) and Margin



2.92%
2.96%
3.01%
3.05%
3.17%
$424
$421
$434
$447
$466
4Q24
1Q25
2Q25
3Q25
4Q25
Net Interest Income ($mm)
NIM

Net Interest Income Commentary

- Net interest income increased 4% from 3Q25 and 10% from 4Q24.
- NIM has expanded for the seventh consecutive quarter to 3.17%.
- Continue to expect tailwinds from opportunities to reprice liabilities lower and maturing fixed rate loans higher.
- Continue to optimize the roll-over of maturing liabilities and reduce deposit costs where possible.

Maturing CDs and FHLB Borrowings



3.96%
4.05%
3.86%
3.73%
4.16%
$4.2
$2.2
$1.1
$1.5
$5.0
1Q26
2Q26
3Q26
4Q26
Beyond
Balance ($bn)
Rate (%)

Net interest income and NIM are presented on a fully tax equivalent basis using a 21 percent federal tax rate.

Non-Interest Income

Non-Interest Income ($mm) [1]



$64.9
$5.7
$(0.1)
$0.3
$2.1
$3.5
$76.3
3Q25
Capital Markets
BOLI
Deposit Service Charges
Wealth & Trust
All Other
4Q25

4Q25 Non-Interest Income ($mm)



Deposit Service Charges
$17.0
22%
BOLI
$4.6
6%
Loan Servicing
$3.1
4%
Capital Markets
$15.5
20%
$76.3mm
All Other
$14.3
19%
Wealth, Trust & Insurance
$21.8
29%

Strong & Stable Non-Interest Income Streams ($mm)



Non Interest Income (ex. Gain on Sale of Loans)
Gain on Sale of Loans
$103
$21
$83
$262
$7
$255
FY2017
FY2025

Reported CAGR: **+12%**

CAGR ex. Gain on Sale of Loans: **+15%**

Peer [2] Median CAGR: **+6%**

[1] Reported Non-Interest Income and Adjusted Non-Interest Income were materially the same in both 3Q25 and 4Q25.
[2] Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 9/30/2025.

Drivers of Fee Income Momentum

FY 2017

- $103mm of Non-Interest Income
- $21mm Gain on Traditional Loan Sales
- Gain on Sale Comprises 20% of Non-Interest Income

FY 2025

- $262mm of Non-Interest Income (12% CAGR)
- $7mm Gain on Traditional Loan Sales
- Gain on Sale Comprises 3% of Non-Interest Income

- Shift from Lower Value and Irregular Revenue from Gain on Sale to Higher-Quality and Sustainable Revenue Streams
- Enhanced Treasury Management Platform
- F/X Platform
- Syndications Group
- Leveraged Insurance Platform
- Additional Interest Rate and Cross-Currency Swap Capabilities
- Broker / Dealer fees
- Acquisition of Private Banking Business from BLUSA
- Entered Tax Credit Advisory Business

Expectations for 2026 & Beyond

- Continue to focus on sustainable fee income by offering a valuable and robust product suite to our commercial clients
- Organically leverage existing opportunities in capital markets, insurance, and treasury management
- Improve the integration of our wealth offerings with our commercial sales efforts

Non-Interest Expenses

Non-Interest Expenses ($mm)



Reported
Adjusted 1
$279
$276
$282
$273
$299
$289
4Q24
3Q25
4Q25

Notable 4Q5 Expense Items ($mm)



Excess Performance Related Expenses $5
$8mm
2026 Branding Campaign $3

Efficiency Ratio Trend [1]



57.2%
53.4%
53.5%
4Q24
3Q25
4Q25

- 4Q25 adjusted non-interest expense included ~$8mm of infrequent items.
- Continue to recruit and onboard experienced commercial bankers in our existing footprint and in compelling new markets.
- Professional and legal fees are likely to remain at these modestly elevated levels for the next few quarters.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding.

Asset Quality & Reserve Trends

Non-Accrual Loans / Total Loans



0.74%
0.71%
0.72%
0.86%
0.87%
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25

Accruing Past Due Loans / Total Loans



30-59 PD
60-89 PD
90+ PD
0.20%
0.11%
0.40%
0.17%
0.28%
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25

ACL / Total Loans



1.17%
1.22%
1.20%
1.21%
1.19%
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25

Loan Loss Provision & Net Charge-Offs ($mm)



Net Charge-Offs
Loan Loss Provision
98
107
42
63
38
38
15
19
23
20
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25

Criticized and Classified Loan Improvement

Criticized & Classified Loans ($mm)



9.0%
8.8%
8.0%
4,443
70
701
3,672
4,343
71
688
3,584
3,988
76
649
3,263
2Q25
3Q25
4Q25
CRE
C&I
Consumer/Resi
As a % of Total Loans

- Criticized & classified loans declined by $355mm in 4Q25 (or 8.2%) from 3Q25.
- As a percentage of total loans, criticized and classified loans declined to 8.0% in 4Q25 from 8.8% in 3Q25.
- As of 12/31/2025, 82% of criticized and classified loans were CRE, 16% were C&I and 2% were Consumer/Residential Mortgage.

Cumulative CRE Net Charge-Offs in Cycle


CRE Net Chargeoffs/ Avg. CRE Loans (%)
0.11%
0.08%
0.03%
0.28%
0.13%
0.10%
0.47%
0.25%
0.21%
0.88%
0.43%
0.43%
0.45%
0.47%
0.18%
0.43%
0.53%
0.19%
0.36%
0.57%
0.16%
0.62%
0.21%
0.18%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
Annualized CRE NCOs / Avg. CRE Loans
Cumulative CRE NCOs / Avg. CRE Loans
Rolling 4 Qtr Annualized CRE NCOs / Avg. CRE Loans

Valley's 0.62% of cumulative CRE losses over the last 8 quarters compares to the 9.1% of estimated CRE losses reported by DFAST-eligible banks under the Federal Reserve Bank's 2024 Severely Adverse Scenario

Source: 2024 Federal Reserve Stress Test Results; Table 10. Projected loan losses by type of loan for 2024:Q1-2026:Q1 under the severely adverse scenario: 31 banks

Equity & Capitalization

Book Value and Tangible Book Value per Share [1]



$12.67
$12.76
$12.89
$13.09
$13.39
$9.10
$9.21
$9.35
$9.57
$9.85
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
TBV per share[1]
Book Value per share

Equity Capitalization Level [1]



11.90%
12.12%
12.08%
12.21%
12.17%
8.40%
8.61%
8.63%
8.79%
8.82%
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
Tangible Common Equity / Tangible Assets[1]
Equity / Assets

Holding Company Capital Ratios	12/31/24	9/30/25	**12/31/25**	Q-o-Q change	Y-o-Y change
Tier 1 Leverage	9.16%	9.52%	**9.63%**	11 bps	47 bps
Common Equity Tier 1	10.82%	11.00%	**10.99%**	-1 bps	17 bps
Tier 1 Risk-Based	11.55%	11.72%	**11.69%**	-3 bps	14 bps
Total Risk-Based	13.87%	13.83%	**13.77%**	-6 bps	-10 bps

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

APPENDIX

Glossary of Defined Terms

Term	Definition
ACL	Allowance for credit losses
AFS	Available for sale
BLUSA	Bank Leumi Le-Israel Corporation acquired by Valley on April 1, 2022
BOLI	Bank owned life insurance
C&I	Commercial & industrial
CAGR	Compound annual growth rate
CECL	Current expected credit loss model
CET 1	Tier 1 common capital
CRE	Commercial real estate
DFAST	Dodd-Frank Act Stress Tests
DSCR	Debt service coverage ratio
F/X	Foreign exchange
FDIC	Federal Deposit Insurance Corporation
FL	Florida
FHLB	Federal Home Loan Banks
FRB	Federal Reserve Bank
FRBNY	Federal Reserve Bank of New York
FTE	Fully Tax Equivalent using a 21 percent federal tax rate
GAAP	U.S. Generally Accepted Accounting Principles
HFS	Held for Sale
HHI	Household income
HOA	Homeowners Association
HTM	Held to maturity
LIBOR	London Interbank Offered Rate
LTV	Loan to value
MSA	Metropolitan statistical area
NAICS	North American Industry Classification System per the United States Census Bureau

Term	Definition
NCOs	Net charge-offs
NDF	Non-deliverable forward
NIM	Net Interest Margin
NJ	New Jersey
NY	New York
OTC	Over the counter
PD	Probability of Default
PPNR	Pre-Provision Net Revenue
ROAA	Return on average assets
ROATCE	Return on Average Tangible Common Equity
RWA	Risk-weighted assets
PPP	Paycheck Protection Program
S&P	Standard & Poor's
SF	Square footage
SOFR	Secured Overnight Financing Rate
TA	Tangible assets as defined in the non-GAAP disclosure reconciliation in the appendix
TBV	Tangible Book Value
TCE	Tangible common equity as defined in the non-GAAP disclosure reconciliation in the appendix
TRBC	Total risk-based capital
Valley	May refer to Valley National Bancorp individually, Valley National Bancorp and its consolidated subsidiaries, or certain of Valley National Bancorp's subsidiaries, as the context requires (interchangeable with the "Company," "we," "our" and "us").
VC	Venture capital
VLY	Refers to Valley as defined in this glossary

CRE Detail as of 12/31/25

Portfolio by Property Type


Retail
16%
Mixed Use
9%
Office
9%
Healthcare
Office
2%
Industrial
11%
Healthcare
12%
Specialty & Other
11%
Apartment &
Residential
30%
$26.8bn

Portfolio by Geography


Florida
29%
New Jersey
20%
Other
20%
Other NYC
Boroughs
15%
Manhattan
(Multifamily)
6%
Manhattan
(Other)
4%
New York (ex. NYC)
7%
$26.8bn

Property Type	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Apartment & Resi	$6.3	64%	1.38x
Retail	$4.1	61%	1.76x
Industrial	$2.9	60%	2.47x
Healthcare	$3.2	69%	1.59x
Office	$3.0	63%	1.91x
Specialty & Other	$2.9	54%	1.70x
Mixed Use	$2.5	63%	1.42x
Co-Ops	$1.9	12%	1.51x
Total	$26.8	59%	1.69x

Geography	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida / Alabama	$7.7	60%	1.81x
New Jersey	$5.3	62%	1.65x
Other NYC Boroughs	$4.0	57%	1.46x
Manhattan	$2.5	40% (59% ex Co-Ops)	1.47x
New York (ex. NYC)	$1.9	55%	1.76x
Other	$5.3	65%	1.75x
Total	$26.8	59%	1.68x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Sums may be inconsistent due to rounding. CRE is comprised of non-owner occupied, owner-occupied and multifamily loans.

Multifamily Portfolio Detail[1]

Multifamily Portfolio by Sub-Asset Class ($bn)


Co-Op
$1.9
$8.2bn
Non Co-Op
$6.3

Non Co-Op Multifamily by Geography ($bn)


Florida & Alabama
19%
New Jersey
19%
Manhattan
9%
$6.3bn
New York (ex. Manhattan)
29%
Other
24%

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [2]	Wtd. Avg. DSCR [3]
New York (ex. Manhattan)	$1.8	$6.5mm	67%	1.31x
Other	$1.5	$8.7mm	64%	1.33x
New Jersey	$1.2	$3.5mm	61%	1.57x
Florida & Alabama	$1.2	$3.8mm	61%	1.41x
Manhattan	$0.6	$7.6mm	64%	1.27x
Total	$6.3bn	$6.0mm	64%	1.38x

New York City by % Rent Regulated Units


0% of units
42%
100% of units
17%
$2.4bn
1% - 20% of units
4%
51% - 99% of units
8%
21% - 50% of units
29%

[1] Multifamily excludes ~$400mm of mixed use development/multifamily loans. [2] LTV based on most recent appraisal, seasoned on average 2.5 years; [3] DSCR calculated based on most recent financial information, typically received at least annually.

Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding.

Granular & Diverse Office Portfolio

Office Portfolio by Tenancy


Multi Tenant w/ Anchor
$0.2
7%
Multi Tenant
$1.7
57%
Healthcare Office
$0.4
13%
$3.0bn
Single Tenant
$0.7
23%

~25% of Office Portfolio is Owner-Occupied.

Office Portfolio by Geography ($bn)


Manhattan
$0.2
7%
Florida & Alabama
$1.1
36%
$3.0bn
New York (ex. Manhattan)
$0.5
17%
Other
$0.4
13%
New Jersey
$0.8
27%

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida & Alabama	$1.1	$1.7mm	58%	1.99x
New Jersey	$0.8	$2.5mm	65%	1.72x
New York (ex. Manhattan)	$0.5	$4.1mm	60%	1.71x
Manhattan	$0.2	$5.9mm	68%	1.97x
Other	$0.4	$7.3mm	72%	2.27x
Total	$3.0bn	$3.3mm	63%	1.91x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding.

Commercial Real Estate by Contractual Maturity ($mm)

Outcome for Maturing CRE Loans in 4Q25	$mm
Retained	$1,201mm
Paid Off & Left	$368mm
Modified & Other[1]	$28mm
Total	**$1,597mm**



1,547
499
749
841
830
609
490
886
3,387
3,247
3,045
2,090
2,107
6,307

Wtd. Avg.	1Q26	2Q26	3Q26	4Q26	1Q27	2Q27	3Q27	4Q27	2028	2029	2030	2031	2032	2033 +
LTV[2]	60%	65%	59%	61%	63%	62%	54%	61%	62%	63%	54%	51%	48%	59%
DSCR[3]	1.47x	1.36x	1.40x	1.54x	1.65x	1.48x	1.60x	1.92x	1.65x	1.63x	1.66x	1.71x	1.60x	1.74x
Borrower Contractual Rate	5.90%	5.15%	5.82%	5.05%	4.64%	5.57%	5.67%	6.01%	5.90%	5.42%	5.72%	4.44%	4.66%	5.60%

[1] No maturing CRE loans were moved to Non-Accrual; Four loans totaling $28MM were modified; [2] LTV based on most recent appraisal, seasoned on average 2.5 years; [3] DSCR calculated based on most recent financial information, typically received at least annually. Current period includes short-term roll-overs from prior periods. Sums may be inconsistent due to rounding.

Securities Portfolio Detail ($mm)


HTM
AFS
Equity & Trading
Yield
Securities as % of Total Assets
3.34%
3.43%
3.55%
3.77%
3.84%
3.95%
3.98%
4.02%
4.07%
$5,104
$68
$1,297
$3,739
$5,231
$71
$1,449
$3,711
$5,936
$73
$2,212
$3,650
$6,253
$77
$2,602
$3,574
$6,973
$72
$3,370
$3,532
$7,278
$74
$3,659
$3,545
$7,505
$77
$3,896
$3,531
$7,736
$78
$4,117
$3,541
$7,781
$83
$4,202
$3,496
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
8.4%
8.6%
9.6%
10.1%
11.2%
11.8%
12.0%
12.3%
12.1%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2023
	Three Months Ended			Years Ended		
Adjusted net income available to common shareholders (Non-GAAP):						
Net income, as reported (GAAP)	$195,403	$163,355	$115,711	$597,983	$380,271	$498,511
Add: Restructuring charge (a)	630	3,854	1,085	5,284	2,039	9,969
Add: Loss on extinguishment of debt	—	—	—	922	—	
Add: Net losses on the sale of commercial real estate loans (b)	—	—	7,866	—	13,660	—
Add: Litigation reserve (c)	(239)	1,012	—	773	—	
Add: FDIC Special assessment (d)	(5,672)	(3,817)	—	(9,489)	8,757	50,297
Less: Litigation settlements (e)	—	—	—	—	(7,334)	
Add: (Gains) losses on available for sale and held to maturity securities transactions, net (f)	—	(28)	3	(17)	15	(401)
Less: Gains on sale of commercial premium finance lending division (g)	—	—	—	—	(3,629)	
Less: Income Tax Benefit (h)	(11,417)	—	(46,431)	(11,417)	(46,431)	—
Total non-GAAP adjustments to net income	(16,698)	1,021	(37,477)	(13,944)	(32,923)	75,817
Income tax adjustments related to non-GAAP adjustments (i)	1,505	(288)	(2,520)	740	(3,789)	(20,057)
Net income, as adjusted (Non-GAAP)	$180,210	$164,088	$75,714	$584,779	$343,559	$554,271
Dividends on preferred stock	7,434	7,644	7,025	28,981	21,369	16,135
Net income available to common shareholders, as adjusted (Non-GAAP)	$172,776	$156,444	$68,689	$555,798	$322,190	$538,136

(a) Represents severance expense related to workforce reductions within salary and employee benefits expense.
(b) Represents actual and mark to market losses on bulk performing commercial real estate loan sales included in gains (losses) on sales of loans, net.
(c) Represents the change in legal reserves and settlement charges included in professional and legal fees.
(d) Represents the (decrease) increase in estimated special assessment losses included in the FDIC insurance assessment expense.
(e) Represents recoveries from legal settlemets included in other income.
(f) Included in gains on securities transactions, net.
(g) Included in other income within non-interest income.
(h) Represent tax benefits from discrete tax events included in income tax expense (benefit).
(i) Calculated using the appropriate blended statutory tax rate for the applicable period.

	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2023
Adjusted per common share data (Non-GAAP):						
Net income available to common shareholders, as adjusted (Non-GAAP)	$172,776	$156,444	$68,689	$555,798	$322,190	$538,136
Average number of shares outstanding	558,104,197	560,504,275	536,159,463	559,637,823	515,755,365	507,532,365
Basic earnings, as adjusted (Non-GAAP)	$0.31	$0.28	$0.13	$0.99	$0.62	$1.06
Average number of diluted shares outstanding	562,214,037	563,636,933	540,087,600	563,832,550	517,991,801	509,245,768
Diluted earnings, as adjusted (Non-GAAP)	$0.31	$0.28	$0.13	$0.99	$0.62	$1.06
Adjusted annualized return on average tangible common shareholders' equity (Non-GAAP):						
Net income available to common shareholders, as adjusted (non-GAAP)	$172,776	$156,444	$68,689	$555,798	$322,190	$538,136
Add: Amortization of other intangible assets (net of tax), other than loan servicing rights	5,027	5,112	5,377	20,878	22,210	25,393
Net income available to common shareholders excluding intangible amortization, as adjusted (non-GAAP)	$177,803	$161,556	$74,066	$576,676	$344,400	$563,529
Average shareholders' equity	7,722,962	7,616,810	7,255,159	7,581,374	6,900,204	6,558,768
Less: Average preferred shareholders equity	354,345	354,345	354,345	354,345	268,622	209,691
Less: Average goodwill (net of deferred tax liability)	1,858,851	1,859,614	1,859,614	1,858,851	1,859,614	1,860,899
Less: Average intangible assets (net of deferred tax liability), other than loan servicing rights	63,235	62,905	83,415	72,951	94,807	119,456
Average tangible common shareholders' equity	5,446,531	5,339,946	4,957,785	5,295,227	4,677,161	4,368,722
Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP)	13.06%	12.10%	5.98%	10.89%	7.36%	12.90%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended December 31, 2025	Three Months Ended September 30, 2025	Three Months Ended December 31, 2024	Years Ended December 31, 2025	Years Ended December 31, 2024	Years Ended December 31, 2023
Adjusted annualized return on average assets (Non-GAAP):						
Net income, as adjusted (Non-GAAP)	$180,210	$164,088	$75,714	$584,779	$343,559	$554,271
Average assets	$63,255,554	$63,046,215	$62,865,338	$62,484,314	$61,973,902	$61,065,897
Annualized return on average assets, as adjusted (Non-GAAP)	1.14%	1.04%	0.48%	0.94%	0.55%	0.91%
Adjusted annualized return on average shareholders' equity (Non-GAAP):						
Net income, as adjusted (Non-GAAP)	$180,210	$164,088	$75,714	$584,779	$343,559	$554,271
Average shareholders' equity	7,722,962	7,616,810	7,255,159	7,581,374	6,900,204	6,558,768
Annualized return on average shareholders' equity, as adjusted (Non-GAAP)	9.33%	8.62%	4.17%	7.71%	4.98%	8.45%
Annualized return on average tangible common shareholders' equity (Non-GAAP):						
Net income available to common shareholders	$187,969	$155,711	$108,686	$569,002	$358,902	$482,376
Add: Amortization of other intangible assets (net of tax), other than loan servicing rights	5,027	5,112	5,377	20,878	22,210	25,393
Net income available to common shareholders excluding intangible amortization, (non-GAAP)	$192,996	$160,823	$114,063	$589,880	$381,112	$507,769
Average tangible common shareholders' equity (non-GAAP)	5,446,531	5,339,946	4,957,785	5,295,227	4,677,161	4,368,722
Annualized return on average tangible common shareholders' equity, as adjusted (Non-GAAP)	14.17%	12.05%	9.20%	11.14%	8.15%	11.62%
Efficiency ratio (Non-GAAP):						
Non-interest expense, as reported (GAAP)	$299,401	$281,985	$278,582	$1,142,126	$1,105,860	$1,162,691
Less: Loss on extinguishment of debt (pre-tax)	–	–		922	–	–
Less: FDIC Special assessment (pre-tax)	(5,672)	(3,817)	–	(9,489)	8,757	50,297
Less: Restructuring charge (pre-tax)	630	3,854	1,085	5,284	2,039	9,969
Less: Amortization of tax credit investments (pre-tax)	15,191	8,147	1,740	41,792	18,946	18,009
Less: Litigation reserve (pre-tax)	(239)	1,012	–	773	–	–
Non-interest expense, as adjusted (Non-GAAP)	$289,491	$272,789	$275,757	$1,102,844	$1,076,118	$1,066,743
Net interest income, as reported (GAAP)	464,907	446,224	422,977	1,763,644	1,628,708	1,665,478
Non-interest income, as reported (GAAP)	76,341	64,887	51,202	262,126	224,501	225,729
Add: Net losses on the sale of commercial real estate loans (pre-tax)	–	–	7,866	–	13,660	–
Less: Litigation settlement (pre-tax)	–	–	–	–	(7,334)	–
Less: (Gains) losses on available for sale and held to maturity securities transactions, net (pre-tax)	–	(28)	3	(17)	15	(401)
Less: Gain on sale of commercial premium finance division (pre-tax)	–	–	–	–	(3,629)	–
Less: Net gains on sales of office buildings (pre-tax)	–	–	–	–	–	(6,721)
Non-interest income, as adjusted (Non-GAAP)	76,341	64,859	59,071	262,109	227,213	218,607
Gross operating income, as adjusted (Non-GAAP)	541,248	511,083	482,048	2,025,753	1,855,921	1,884,085
Efficiency ratio (Non-GAAP)	53.49%	53.37%	57.21%	54.44%	57.98%	56.62%
Annualized pre-provision net revenue / average assets						
Net interest income, as reported (GAAP)	$464,907	$446,224	$422,977	$1,763,644	$1,628,708	$1,665,478
Non-interest income, as reported (GAAP)	76,341	64,887	51,202	262,126	224,501	225,729
Less: Non-interest expense, as reported (GAAP)	299,401	281,985	278,582	1,142,126	1,105,860	1,162,691
Pre-provision net revenue (GAAP)	$241,847	$229,126	$195,597	$883,644	$747,349	$728,516
Average assets	$63,255,554	$63,046,215	$62,865,338	$62,484,314	$61,973,902	$61,065,897
Annualized pre-provision net revenue / average assets (GAAP)	1.53%	1.45%	1.24%	1.41%	1.21%	1.19%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended December 31, 2025	September 30, 2025	December 31, 2024	Years Ended December 31, 2025	December 31, 2024	December 31, 2023
Annualized pre-provision net revenue / average assets, as adjusted						
Pre-provision net revenue (GAAP)	$241,847	$229,126	$195,597	$883,644	$747,349	$728,516
Add: Loss on extinguishment of debt (pre-tax)	–	–	–	$922	–	–
Add: FDIC Special assessment (pre-tax)	(5,672)	(3,817)	–	(9,489)	8,757	50,297
Add: Restructuring charge (pre-tax)	630	3,854	1,085	5,284	2,039	9,969
Add: Merger-related expenses (pre-tax)	–	–	–	–	–	14,133
Add: Amortization of tax credit investments (pre-tax)	15,191	8,147	1,740	41,792	18,946	18,009
Add: Litigation reserve (pre-tax)	(239)	1,012	–	773	–	3,540
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	–	(28)	3	(17)	15	(401)
Add: Net losses on sale of commercial real estate loans (pre-tax)	–	–	7,866	–	13,660	–
Less: Litigation Settlement (pre-tax)	–	–	–	–	(7,334)	–
Less: Gain on sale of commercial premium finance division (pre-tax)	–	–	–	–	(3,629)	–
Less: Net gains on sales of office buildings (pre-tax)	–	–	–	–	–	(6,721)
Pre-provision net revenue, as adjusted (Non-GAAP)	251,757	238,294	206,291	922,909	779,803	817,342
Average assets	$63,255,554	$63,046,215	$62,865,338	$62,484,314	$61,973,902	$61,065,897
Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP)	1.59%	1.51%	1.31%	1.48%	1.26%	1.34%

($ in thousands, except for share data)	As of December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	Years Ended December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2017
Tangible book value per common share (Non-GAAP):									
Common shares outstanding	556,618,021	560,784,352	560,281,821	560,028,101	558,786,093	556,618,021	558,786,093	507,709,927	264,468,851
Shareholders' equity (GAAP)	$7,807,698	$7,695,374	$7,575,421	$7,499,897	$7,435,127	$7,807,698	$7,435,127	$6,701,391	$2,533,165
Less: Preferred Stock	354,345	354,345	354,345	354,345	354,345	354,345	354,345	209,691	209,691
Less: Goodwill and other intangible assets	1,969,811	1,976,594	1,983,515	1,990,276	1,997,597	1,969,811	1,997,597	2,029,267	733,144
Tangible common shareholders' equity (Non-GAAP)	$5,483,542	$5,364,435	$5,237,561	$5,155,276	$5,083,185	$5,483,542	$5,083,185	$4,462,433	$1,590,330
Tangible book value per common share (Non-GAAP):	$9.85	$9.57	$9.35	$9.21	$9.10	$9.85	$9.10	$8.79	$6.01
Tangible common equity to tangible assets (Non-GAAP):									
Tangible common shareholders' equity (Non-GAAP)	$5,483,542	$5,364,435	$5,237,561	$5,155,276	$5,083,185	$5,483,542	$5,083,185	$4,462,433	$1,590,330
Total assets (GAAP)	64,132,725	63,018,614	62,705,358	61,865,655	62,491,691	64,132,725	62,491,691	60,934,974	24,002,306
Less: Goodwill and other intangible assets	1,969,811	1,976,594	1,983,515	1,990,276	1,997,597	1,969,811	1,997,597	2,029,267	733,144
Tangible assets (Non-GAAP)	62,162,914	61,042,020	60,721,843	59,875,379	60,494,094	62,162,914	60,494,094	58,905,707	$23,269,162
Tangible common equity to tangible assets (Non-GAAP)	8.82%	8.79%	8.63%	8.61%	8.40%	8.82%	8.40%	7.58%	6.83%

For More Information

- Go to our website: www.valley.com
- Email requests to: ajianette@valley.com
- Call Andrew Jianette in Investor Relations at: (551) 288-3182
- Go to our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC